UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023

Cyber Apps World Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-50693	90-0314205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Via Tomaso Rodari, 6 – 6900 Lugano (Switzerland)	6900
(Address of principal executive offices)	(Zip Code)

+41 79 1595013

(Registrant’s telephone number, including area code)

 9436 W. Lake Mead Blvd Suite 5-53, Las Vegas, NV 89134

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “CYAP,” “the Company,” “we,” “us” and “our” refer to Cyber Apps World Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Release of Previous Independent Registered Public Accounting Firm

(i) On August 21, 2023, the Company released Jack Shama, CPA (“Shama”) as the Company’s independent registered public accounting firm. The decision to release Shama as the Company’s independent registered public accounting firm was ratified by the Board of Directors on August 23, 2023.

(ii) Shama’s reports on the Company’s financial statements for the fiscal years ended July 31, 2022 and July 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles,  except that such reports contained an explanatory paragraph in respect to uncertainty as to the Registrant’s ability to continue as a going concern.

(iii) During the fiscal years ended July 31, 2022 and July 31, 2021 and the subsequent interim period through the date of this Report, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with Shama on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shama, would have caused him to make reference to the subject matter of the disagreements in connection with his reports. Also, during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

(iv) The Company provided Shama with the disclosures under this Item 4.01(a) and requested Shama to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which he does not agree. Shama’s letter is filed as Exhibit 16.1 to this Report.

(b) Appointment of New Independent Registered Public Accounting Firm

(i) On August 23, 2023, the Board of Directors approved the appointment of Ahmed & Associates, CPA P.C.  (“AAC”) as the Company’s new independent registered public accounting firm.

(ii) During the Company’s fiscal years ended July 31, 2022 and July 31, 2021, and the subsequent interim period through the date of this Report, neither the Company nor anyone acting on its behalf consulted with AAC regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Jack Shama, CPA letter to SEC dated October 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER APPS WORLD INC.

Date: October 2, 2023	By:	/s/ Luca Benedetto
Luca Benedetto President

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